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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2003


                           BLOCK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


            Ohio                        333-96619                34-4374555
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


        541 North Superior Street
              Toledo, Ohio                                            43660
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 (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (419) 724-6257




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ITEM 7.  EXHIBITS.


Exhibit
Number       Description
-------      -----------
 99.1        Block Communications, Inc. Press Release dated November 11, 2003, announcing financial results for the quarter ended
             September 30, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

         On November 11, 2003, the Company issued a press release announcing its financial results for the second quarter ended September 30, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BLOCK COMMUNICATIONS, INC.
                                                      (Registrant)



                                               By       /s/ Gary J. Blair
                                                  -----------------------------
                                                          Gary J. Blair
                                                   Executive Vice President /
                                                    Chief Financial Officer


Date:  November 12, 2003